NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Intangible Assets (Policies)	12 Months Ended
Jun. 30, 2018
Policies
Intangible Assets

Intangible Assets

Intangible assets consist primarily of a customized software system purchased from a third-party vendor, used for accounting and production management and land user rights. Under PRC law, all land in the PRC is owned by the government and cannot be sold to an individual or company. The government grants individuals and companies the right to use parcels of land for specified periods of time. These land use rights are sometimes referred to informally as “ownership.”

Intangible assets are stated at cost less accumulated amortization. Customized software system are amortized using the straight-line method over the estimated useful economic life of 10 years. Land use rights are amortization using the straight-line method over the estimated useful life of 50 years, which is determined in connection with the term of the land use right.